Exhibit 99.2

 CO NF I DE NT I AL   Arianna living with Gaucher disease type 3

 Disclaimer  2  This presentation has been prepared by AVROBIO, Inc. (“AVROBIO”) for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys, and other data obtained from third-party sources and AVROBIO’s own internal estimates and research.  Although AVROBIO believes these third-party sources to be reliable as of the date of this presentation, they have not been independently verified, and AVROBIO makes no representation as to the adequacy, fairness, accuracy. or completeness of any information obtained from third-party sources. Although AVROBIO believes its internal research is reliable, such research has not been verified by any independent source.  This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” "continue," “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” "predicts," "projects," “seeks,” "strives," "should," and “will,” as well as variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. 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These risks and uncertainties include, but are not limited to, the risk that any one or more of our product candidates will not be successfully developed or commercialized; the risk that regulatory agencies may disagree with our anticipated development approach for any one or more of our product candidates; the risk of cessation or delay of any ongoing or planned clinical trials of AVROBIO or our collaborators; the risk that we may not successfully recruit or enroll a sufficient number of patients for our clinical trials; the risk that we may not realize the intended benefits of our gene therapy platform, including the features of our plato® platform; the risk that our product candidates or procedures in connection with the administration thereof, including our use of busulfan as a conditioning agent or potential use of monoclonal antibody conditioning agents, will not have the safety or efficacy profile that we anticipate; the risk that prior  results, such as signals of safety, activity, or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or trials involving our product candidates; the risk that we will be unable to obtain and maintain regulatory approval for our product candidates; the risk that  the size and growth potential of the market for our product candidates will not materialize as expected; risks associated with our dependence on third-party suppliers and manufacturers; risks regarding the accuracy of our estimates of expenses and future revenue; risks relating to our capital requirements and needs for additional financing; risks relating to clinical trial and business interruptions resulting from the ongoing COVID-19 pandemic or similar public health crises, including that such interruptions may materially delay our development timeline and/or increase our development costs or that data collection efforts may be impaired or otherwise impacted by such crises; and risks relating to our ability to obtain and maintain intellectual property protection for our product candidates. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s most recent Quarterly Report, as well as discussions of potential risks, uncertainties and other important factors in AVROBIO’s subsequent filings with the Securities and Exchange Commission. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.  Note regarding trademarks: plato® is a registered trademark of AVROBIO. Other trademarks referenced in this presentation are the property of their respective owners.  © Copyright 2022 AVROBIO, Inc. All rights reserved.

 Leading hematopoietic stem cell (HSC) gene therapy company  3  CMC=Chemistry, manufacturing and controls  pipeline targeting multi-billion dollar market  Strong data generated to date across two clinical-stage programs  Lysosomal disorder  Late-stage trials in Gaucher disease and cystinosis planned for 2023  plato® platform delivers unrivaled CMC & analytics capabilities  Multiple clinical and regulatory milestones anticipated over next 12 months  Unique competitive position with first mover advantage in lead programs

 HSC GT approach delivers durable, systemic distribution  4  Capotondo A. et al. 2012; Gordon, S., Plüddemann, A. 2017; HSC=Hematopoietic stem cell; CNS=Central nervous system; GT=Gene therapy  Billions of genetically modified cells  Proliferation and differentiation  Back into body  Transduction  Viral vector containing therapeutic gene  Patient stem cells  Genetically modified stem cells  Monocytes/Macrophages  Granulocytes, T cells,  B cells, natural killer cells, megakaryocytes, erythrocytes  Physiological cellular enzyme production  Continuous cellular enzyme expression  Access CNS and periphery  Key advantages  Predicted durability of effect

 Established HSC gene therapy approach  5  Growing body of third-party evidence demonstrating safety, efficacy and durability  1) In U.S., LVGTs from bluebird bio for CALD and beta-thal; In EU, Orchard's Libmeldy. 2) ClinicalTrials.gov, 2022; 3) bluebird bio at $2.8M for Zynteglo (Aug. 2022) and Orchard's Libmeldy at $3.2M (£2.8M, Feb 2022); 4) Tucci et al., 2022; HSC=Hematopoietic stem cell  380+  patients treated4  3  HSC gene therapies approved1  12  HSC gene therapies in clinical development2  patient-years of treatment4  700+  $2.8 - $3.2  Million price reflects value of these life-changing therapies3

 Late-stage  clinical development  Early-stage  clinical development  Preclinical  Planned regulatory milestones subject to regulatory agency clearance; *Collaborator-sponsored Phase 1/2 clinical trial of AVR-RD-04 is funded in part by grants to UCSD from the California Institute for Regenerative Medicine (CIRM), Cystinosis Research Foundation (CRF), and National Institutes of Health (NIH); ILAP=Innovative Licensing and Access Pathway; ODD=Orphan drug designation; RPDD=Rare pediatric drug designation  6  AVROBIO entering late-stage development  Indication  Cystinosis  AVR-RD-04*  Hunter  AVR-RD-05  Pompe  AVR-RD-03  Gaucher  AVR-RD-02  Regulatory designations  RPDD; Fast Track; ODD (US, EU); ILAP (UK)  RPDD; Fast Track; ODD (US, EU)  RPDD; ODD (US)  Planned to initiate in 2023  Planned to initiate in 2023  Planned to initiate in 2023

Gaucher is a progressive, debilitating disease

Affects 1:50,000–100,000 people

- More than 300 disease-related mutations identified in the *GBA1* gene
- Autosomal recessive trait affecting lyso somal enzyme β-Glucocerebrosidase (GCase)
- Biallelic mutations impair GCase activity and result in substrate engorged macrophages (“Gaucher cells”)
- Gaucher cells accumulate and trigger proinflammatory cascade in affected organs and tissues

Other disease impacts:
- High burden of illness
- Chronic fatigue and pain
- Failure to thrive, growth retardation
- Decreased life expectancy
- High treatment burden
- Significant unmet need on SOC


Variable cognitive deficits
Behavioral symptomology
Seizures
Cerebellar
• Gait ataxia
• Tremor
Lymphadenopathy
Cardiac valve calcifications
Anemia
Thrombocytopenia
Enlarged liver
Enlarged spleen
Progressive neurologic degeneration
Parkinsonian manifestations
Brainstem/Bulbar
• Saccadic eye movements
• Squint
• Swallowing problems
• Apnea/Choking episodes
Myoclonic epilepsy
Interstitial lung disease pulmonary fibrosis, pulmonary hypertension
Bone disease
• Bone pain & bone crisis
• Osteoporosis
• Pathologic fractures, joint collapse
• Osteonecrosis
Motor abnormalities
• Hypertonia
• Hyper-reflexia
• Dystonia (kyphosis)
• Myoclonus
Gaucher disease
Type 1
Type 3

AVROBIO

Sidransky, 2004; MedlinePlus: Gaucher disease, 2022; GBA=Beta-glucocerebroside; Gcase=β-Glucocerebrosidase

7

GD1 patients endure debilitating symptoms even on ERT

Prospective registry of 757 GD1 patients on ERT after 10 years

Persistence after 10 years ERT†	Non-splenectomized patients	Splenectomized patients
Bone pain	43%	63%
Splenomegaly*	38%	N/A
Thrombocytopenia*	23%	1%
Hepatomegaly*	14%	19%
Anemia	12%	9%
Bone crisis	7%	17%

Incomplete therapeutic response on ERT

- **60% failed to achieve** at least one of six therapeutic goals after 4+ yrs of ERT[1]
- Many continue to exhibit **bone pain, organomegaly and cytopenia** after 10 yrs of ERT[2]
- **25% have physical limitations** after 2 yrs of ERT, primarily due to bone disease[3]

* Higher persistence rates observed when more severe manifestations were present at baseline; † Persistence refers to the presence of anemia, bone pain, bone crisis, or at least moderate thrombocytopenia, splenomegaly, or hepatomegaly, present after 10 years of ERT among those with baseline involvement of these parameters (from a registry of 757 GD1 patients; Following 10 years of treatment, ~26% of patients were receiving between 45-150 U/kg EOW, and 96% of these individuals were receiving doses between 45-90 U/kg EOW. Data rounded to complete integer. [1] Weinreb *et al.*, 2008; [2] Weinreb *et al.*, 2013; [3] Giraldo *et al.*, 2005; GD1=Gaucher disease type 1; ERT=Enzyme replacement therapy; EOW=Every other week

AVROBIO

8

 HSC GT approach well-suited for Gaucher disease  9  Leverages HSC myeloid lineage  Capotondo et al., 2012; Gordon and Plüddemann, 2017; HSC=Hematopoietic stem cell; GT=Gene therapy; CNS=Central nervous system  Key potential advantages  of HSC gene therapy  T cells  Natural killer cells  B cells  Monocytes  CD34 + HSCs   DIFFERENTIATION  DAUGHTER CELLS  Erythrocytes  Platelets  Granulocytes  Dendritic cells  Osteoclasts  Microglia  Macrophages  Physiological cellular enzyme production  Continuous cellular enzyme expression  Access to CNS and periphery  Predicted durability of effect

Multi-billion revenue potential for Gaucher disease

>23,000
Gaucher patients worldwide

~8,500*
Gaucher type 1 patients
on ERT experiencing incomplete therapeutic response

~2,000*
Gaucher type 3 patients

ILLUSTRATIVE ANALYSIS AND ESTIMATES

Aggregate revenue potential

Potential penetration rate	Number of patients served	Potential price ~$1.3M 3-year U.S. SOC cost	Potential price ~$2.3M 5-year U.S. SOC cost	Potential price ~$3.2M 7-year U.S. SOC cost*
10%	~1,000	$1.4B	$2.3B	$3.2B
25%	~2,600	$3.6B	$6.0B	$8.3B
33%	~3,500	$4.8B	$8.0B	$11.2B

Estimates of patient populations, penetration rates and market size, U.S. SOC costs and aggregate revenue potential are assumptions based on available information and are subject to change. Actual results may differ.

AVROBIO

Market Research 2020, 23k patients excludes patients in China and India; *10.5k includes US, EU, Japan only; Incomplete therapeutic response subgroup based on Weinreb analysis; ERT=Enzyme replacement therapy; SOC=Standard of Care

10

 Clinical and regulatory progress across Gaucher program  11  100%  GD1 patients infused to date have improved  from baseline ERT across multiple measures (n=4)  1st  GD3 named patient data to date show evidence of biochemical correction  Phase 2/3 trial  Pursue one global pediatric Phase 2/3 trial for GD3 following positive feedback from FDA and MHRA  Clinical data  Regulatory alignment  GD1=Gaucher disease type 1; GD3=Gaucher disease type 3; ERT=Enzyme replacement therapy; FDA=Food and Drug Administration; MHRA=Medicines and Healthcare products Regulatory Agency

 Today’s agenda  12  What if one gene could change your life?: The GBA gene and Gaucher disease  Welcome and opening remarks – Geoff MacKay, AVROBIO  Arianna and Veronica’s story: Living with Gaucher disease type 3  The role of GBA in Gaucher Disease – Timothy Cox, M.D., MAE, FRCP, FMedSci, University of Cambridge, UK  Fulfilling the one-gene promise: AVROBIO’s Gaucher disease program  Gaucher disease type 1 data – Essra Ridha, M.D., MRCP, FFPM, AVROBIO  Gaucher disease type 3 data – Rob Wynn, M.D. (Camb), MB BChir, MRCP, FRCPath, Royal Manchester Children’s Hospital, and Simon Jones, M.D., BSc, MRCPCH, Manchester Centre for Genomic Medicine at Saint Mary’s Hospital, UK  Paving a clinical path: AVROBIO’s strategy for advancing AVR-RD-02  Development and design of clinical trials for Gaucher disease – Essra Ridha, M.D., MRCP, FFPM, AVROBIO  Delivering for patients: CMC and analytics to execute on the one-gene promise  Deploying the plato® advantage – Azadeh Golipour, Ph.D., AVROBIO  Recent advances in vector safety – Azadeh Golipour, Ph.D., AVROBIO  Closing remarks and Q&A

 Timothy M. Cox, M.D., MAE, FRCP, FMedSci  Professor, University of Cambridge; Cambridge University Hospitals UK  Perspective from leading KOLs  13  Simon Jones, M.D., BSc, MRCPCH  Professor, Pediatric Inherited Metabolic Diseases at the Manchester Centre for Genomic Medicine at Saint Mary’s Hospital, Manchester University NHS Foundation Trust  Robert Wynn, M.D. (Camb), MB BChir, MRCP, FRCPath  Professor, Pediatric Hematology at Royal Manchester Children’s Hospital, Manchester University NHS Foundation Trust  Profs. Cox, Wynn and Jones are consultants to AVROBIO; KOL: Key Opinion Leader

 An Introduction to Gaucher disease  Timothy M Cox  Department of Medicine University of Cambridge Addenbrooke’s Hospital  Cambridge University NHS Hospitals Trust

 Dr Gaucher (1854-1918)  SV ♀ aged 34 years Splenomegaly from 7 Bleeding and pain Swollen abdomen Necropsy (6 April 1881)  Cachexia (31 Kg)  Spleen: 4.77 Kg  Liver: 3.88 Kg  1882

 The disease and Dr Gaucher’s cells  CD 68

A KEY DISCOVERY - GLUCOSYLCERAMIDE



FACULTÉ DE MÉDECINE DE PARIS

THÈSE 546

POUR

LE DOCTORAT EN MÉDECINE

Henriette AGHION

LA MALADIE DE GAUCHER DANS L'ENFANCE

(FORME CARDIO-RÉNALE)

IMPRIMERIE DE PERSAN-BEAUMONT

PERSAN (S.-et-O.)

Aghion H (1934)
Thèse de Paris



Henriette Aghion
1906-1986



Machaczka M, Klimkowska M, Regenthal S, Hägglund H (2011) Gaucher disease with foamy transformed macrophages and erythrophagocytic activity. J Inherit Metab Dis.34:233-235

β- D-glucosyceramide (C16)



O
HN
OH
HO
HO
O
O
OH
OH

Aghion & Lardé

Glucosylceramidase/glucocerebrosidase

(Brady et al., 1965; Patrick 1965)

 Macrophages – scavengers, recyclers, immune activators  Singh A, Talekar M, Raikar A, Amiji M J Control Release (2014) 190: 515-30

 Gaucher disease  Acid β-glucosidase (β-glucocerebrosidase) deficiency  A lysosomal enzyme  Chromosome 1  Autosomal recessive inheritance  One of the most frequent lysosomal diseases ≈1/60,000 births …  Progressive, multisystem disorder

 Epidemiology of Gaucher disease  Nalysnyk L, Rotella P, Simeone JC, Hamed A, Weinreb N 2017. Gaucher disease: Epidemiology and natural history, a comprehensive review of the literature. Hematology 22: 65-73  Birth incidence in the general population  Prevalence in the population

Gaucher disease - a multisystem and protean disorder

SYMPTOMS

- Growth retardation
- Fatigue
- Poor apetiite
- Bruising/bleeding
- Menorrhagia
- Abdominal pain
- Bone pain
- Breathlessness
- Poor visual fixation
- Clumsiness & tremor
- Speech defects
- Deafness
- Swallowing difficulties
- Impaired cognition
- Behavioural difficulties
- Seizures


BRAIN: Microglial cells
NECK: Cervical lymph nodes
LUNG: Alveolar macrophages
LIVER: Kupffer cells
SPLEEN: Macrophages
KIDNEY: Mesangial phagocytes
JOINT: Synovial A cells
BLOOD: Monocytes
LYMPH NODE: Resident and recirculating macrophages
SKIN: Langerhans cells
Precursors in bone marrow

Redrawn from Schindler LW: Understanding the immune system, NIH Pub No. 92-529, Bethesda, MD, 1991, U.S. Department of Health and Human Services, p 9.

CLINICAL & RADIOLOGICAL FEATURES

Enlarged spleen* (87%)
Enlarged liver (79%)
Marrow infiltration (40%)
Anemia (64%)
Thrombocytopenia (56%)
*Splenectomy (32%)
Osteonecrosis (50%)
Erlenmeyer deformity (46%)
Fragility fracture (15%)
Osteolytic lesions (8%)
Lung infiltration
Neurological disease
Cancers

Charrow J, et al. Arch Intern Med. 2000;160:2835-2843
The Gaucher Registry: Demographics and disease characteristics of 1698 patients with Gaucher disease. Baseline study - 38 countries collected – 45% US, 17% Israel

 Late sequelae of Gaucher disease in the skeleton

 Lachmann RH, Wight DGJ, Lomas DJ, Fisher NC, Schofield JP, Elias E & Cox TM (2000) Massive hepatic fibrosis in Gaucher’s disease: clinicopathological and radiological features. Quart J Med 93: 237-44  Lee FS, Yen HJ, Niu DM, Hung GY, Lee CY, Yeh YC, Chen PC, Chang SK, Yang CF. (2020) Allogeneic hematopoietic stem cell transplantation for treating severe lung involvement in Gaucher disease.  Mol Genet Metab Rep. 2020 Oct 20;25:100652.  Gaucher disease: severe involvement of macrophage-rich organs  The Liver  The Lung

Genetics of Gaucher disease – *GBA1* encodes human acid β-glucosidase

Human chromosome 1



p36.32
p36.21
p36.12
p35.2
p34.2
p33
p32.2
p31.3
p31.1
p22.3
p22.1
p21.2
p13.2
p11.2
q12
q21.1
q21.3
q23.1
q23.3
q24.2
q25.2
q31.1
q32.1
q32.2
q41
q42.13
q42.3
q44
1
p
q
P266L
H255Q
R257Q
84GG
D140H
E326K
N370S
G377S
5′
1
2
3
4
5
6
7
8
9
10
11
3′
IVS2+1G>A
R120W
G195E
T369M
V394L
D409H
L444P
R463C
R496H

Most frequent mutations of ≈ 380 described L444P, N370S, RecNciI, R496H, R463C, IVS2+1, D409H (>95%)…

Deegan PB, Cox TM. *Drug Des Devel Ther*. 2012;6:81-106. Hruska KS, et al. *Hum Mutat*. 2008;29(5):567-583. Grabowski GA. *Lancet*. 2008;372(9645):1263-1271.

 Gaucher disease in the UK with untreatable neurological manifestations  Speaker’s own images and/or used with appropriate permission from the patients and/or their principal carers  Acute Type 2  Subacute Type 2/3  Type 3

 5710 Gaucher disease patients in regions proportional to global population  North America (2108); Europe (1477); Middle East/Africa (986); Latin America (901); Asia-Pacific (238)  Kim H, et al. Haematologia. 2010;95(Suppl2):743.  WIKIMEDIA. 2022. https://commons.wikimedia.org/wiki/File:World_population_distribution.svg.  GD1

 Sestito S, Filocamo M, Ceravolo F, Falvo F, Grisolia M, Moricca MT, Cantaffa R, Grossi S, Strisciuglio P, Concolino D. Norrbottnian clinical variant of Gaucher disease in Southern Italy. J Hum Genet. 2017 Apr;62(4):507-511.  Images kindly supplied and shown by permission of Professor Huma Cheema  The Children's Hospital and the Institute of Child Health, Lahore  Clinical diversity in neuronopathic Gaucher disease (type 3)  All patients assigned the L444P GBA1 genotype

Origin of tissue macrophages

Marrow transplant in Gaucher disease
Born 1973 Transplant 1982 aged 9y



Red Blood Cells
Marrow
White Blood Cells
Lymphocyte
Monocyte
Eosinophil
Basophil
Neurophil
Platelets

Cellular and Molecular Immunology AK Abbas, AHH Lichtman and S Pillai - Elsevier, N Holland Eighth Edition 2015, 544 pp



B Lymphocyte
T Lymphocyte
NK Cell
Self-renewing stem cell
Bi-potential cell
Phagocytes
Dendritic cell
Macrophage
Monocytes
Neutrophil
Mast cell

Open Textbook Pilot Project,Office of the Provost, UC Davis Library, California State University







Ringdén O, Groth CG, Erikson A et al Transplantation. 1988 Jul;46(1):66-70

Gaucher disease: severe pulmonary involvement


A-6
A-7
A-8
A-9

Lee FS, Yen HJ, Niu DM, Hung GY, Lee CY, Yeh YC, Chen PC, Chang SK, Yang CF. (2020) Allogeneic hematopoietic stem cell transplantation for treating severe lung involvement in Gaucher disease. Mol Genet Metab Rep. 2020 Oct 20;25:100652.


H&E 200X
Histiocyte accumulation in alveolar spaces
Accumulation of histiocytes in interstitium
H&E 400X
CD163 400X
CD68 400X

FS Lee et al., Mol Genet Metab Rep. 2020 Oct 20;25:100652

♂ Gaucher disease - L444P homozygote (p.L483P)

Hepatosplenomegaly, cytopenias developmental delay
Started enzyme therapy aged 17 months (60u/kg/2w)
Respiratory distress by 5 year 2 mths (Rx 120u/kg/2w)
Bilateral interstitial infiltration & R lung consolidation

Allogeneic HSCT Matched unrelated donor

1/12 Respiratory symptoms subsided
3/12 white-cell β-glucosylceramidase healthy range
4/12 Improved chest imaging & lung function

 Possible ways to treat Gaucher disease  Ceramide + UDP-glucose  β-Glucosylceramide  Other cellular glycosphingolipids  UDP-glucose: N-acylsphingosine transferase  ‘Glucosylceramide synthase’  Substrate Reduction Therapy (Systemic and  ? Neurological)  Small molecular chaperone  Gene transfer  Stem Cells (Marrow)  β-glucosylceramidase  Ceramide  Enzyme therapy  Based on - JA Shayman (2015) Developing novel chemical entities for the treatment of lysosomal storage disorders: an academic perspective Am J Physiol Renal Physiol 309: F996-F999

 Today’s agenda  31  What if one gene could change your life?: The GBA gene and Gaucher disease  Welcome and opening remarks – Geoff MacKay, AVROBIO  Arianna and Veronica’s story: Living with Gaucher disease type 3  The role of GBA in Gaucher Disease – Timothy Cox, M.D., MAE, FRCP, FMedSci, University of Cambridge, UK  Fulfilling the one-gene promise: AVROBIO’s Gaucher disease program  Gaucher disease type 1 data – Essra Ridha, M.D., MRCP, FFPM, AVROBIO  Gaucher disease type 3 data – Rob Wynn, M.D. (Camb), MB BChir, MRCP, FRCPath, Royal Manchester Children’s Hospital, and Simon Jones, M.D., BSc, MRCPCH, Manchester Centre for Genomic Medicine at Saint Mary’s Hospital, UK  Paving a clinical path: AVROBIO’s strategy for advancing AVR-RD-02  Development and design of clinical trials for Gaucher disease – Essra Ridha, M.D., MRCP, FFPM, AVROBIO  Delivering for patients: CMC and analytics to execute on the one-gene promise  Deploying the plato® advantage – Azadeh Golipour, Ph.D., AVROBIO  Recent advances in vector safety – Azadeh Golipour, Ph.D., AVROBIO  Closing remarks and Q&A

 CO NF I DE NT I AL   Arianna living with Gaucher disease type 3  Fulfilling the one-gene promise: AVROBIO’s Gaucher disease program  Key takeaways  GD1 patient data to date has improved from baseline ERT with some clinically significant reductions in liver (n=3) and spleen volume (n=2)  GD3 named patient data to date show evidence  of biochemical correction, with lymphadenopathy and enteropathy improvements and neurological stabilization  Continued favorable safety profile to date

 Guard1 - Phase 1/2  AVR-RD-02  Gaucher type 1 Phase 1/2 has 6 patients enrolled to date  33  Objectives  Patients  Safety  Efficacy  Engraftment  Enrollment goal 8-16 patients Gaucher disease type 1  18-45-year-old males and females patients who are:  ERT-stable for >24 months or  Have a confirmed diagnosis of GD1 based on:  Treatment-naïve or  GBA biallelic mutations on genetic sequencing  Deficient glucocerebrosidase enzyme activity • Have not received ERT or SRT  in the last 12 months  GD1=Gaucher disease type 1; ERT=Enzyme replacement therapy; SRT=Substrate reduction therapy  Actively recruiting  Guard1

 Guard1 patient baseline characteristics  34  Patient 1  Patient 2  Patient 3  Patient 4  Age of symptom onset/diagnosis  1 year / 20 months  5 years / 5 years  3 years / 3 years  5 years / 5 years  Age dosed  31 years  44 years  24 years  34 years  Gender  Female (white)  Female (white)  Male (white)  Male (white)  L444P/L444P  Homozygous  N370S/L444P  Heterozygous  N370S/del E02 to E10 Hemizygous  L444P/ N501K  Heterozygous  Mutation  C_Position c.1448T>C  C_Position  c.1226A>G/ c.1448T>C  P_Position  C_Position c.1226A>G/ deletion  encompassing E02 to E10  C_Position  c.1226A>G/ c.1503C>G  P_Position p.(Leu483Pro)  p.(Asn409Ser)/ p.(Leu483Pro)  P_Position p.(Asn409Ser)  P_Position  p.(Asn409Ser)  /p.(Asn501Lys)  Spleen status  splenectomized  non-splenectomized  non-splenectomized  non-splenectomized  DP dose  3 x106 CD34+ cells/kg  6.6 x10 ^6/L cells/kg  7.0 x10 ^6/L cells/kg  4.1 x10 ^6/L cells/kg  Guard1: PATIENT 1-4

 VCN trending as expected, indicating sustained engraftment  35  Data as of Nov. 22, 2022; VCN=Vector copy number; PBL=Peripheral blood leukocytes; wks=Weeks  Drug product VCN/transduced cell  Patient 1  4.2  Patient 2  2.0  Patient 3  2.0  Patient 4  1.8  Guard1: PATIENT 1-4  Day 0

 Plasma and PBL GCase enzyme activity normalized  36  Data as of Nov. 22, 2022; GCase=β-Glucocerebrosidase; ERT=Enzyme replacement therapy; PBL=Peripheral blood leukocytes; wks=Weeks; Normal Range: ≥ 0.4 µmol/L/h  Guard1: PATIENT 1-4  Normal range  Day 0  Day 0  Normal range  Patient 1  Patient 2  Patient 3  Patient 4

 Lyso-Gb1 stable or reduction below ERT baseline  37  Data as of Nov. 22, 2022; Lyso-Gb1=Glucosylsphingosine, ERT=Enzyme replacement therapy; wks=Weeks; Normal Range: ≤ 1.2 ng/mL; Baseline for % calculation is defined as the last non-missing value prior to AVR-RD-02 Infusion  Normal range  Lyso-Gb1 is a sensitive and specific marker of metabolite accumulation  Patient 1  Patient 2  Patient 3  Patient 4  Guard1: PATIENT 1-4  Day 0  -70%  -30%  -21%  -21%

 Toxic metabolite chitotriosidase stable or reduced below ERT baseline in 2 evaluable patients  38  Data as of Nov. 22, 2022; Normal Range: ≤ 38.1 µmol/L/h; Patient 3 and 4 screening, baseline, day 90 (Patient 3, 4) and day 180 (Patient 3) samples are not reported as they are above the upper limit of assay quantitation (150+) and are currently under quality investigation.  Normal range  Patient 1  Patient 2  Guard1: PATIENT 1-2  Day 0  Chitotriosidase is a marker of activated macrophages (Gaucher cells)

 Clinically meaningful reduction in liver below ERT baseline  39  Decreased liver volume sustained out to 104 weeks for first patient  Data as of Nov. 22, 2022; Liver volume assessments from central reader; Patient 4 data not yet available; ERT=Enzyme replacement therapy; ≥10% reduction in liver volume is considered clinically meaningful per Taliglucerase alfa PI (product insert); Taliglucerase alfa approval - FDA Clinical and Statistical Review Imiglucerase (Cerezyme®) as SOC - PB-06-002 - switch study to Taliglucerase alfa;* Patient 3 liver volume reduction not clinically significant at 24 weeks  Guard1: PATIENT 1-3  Patient 1  Patient 2  Patient 3  24%  reduction  4%  Reduction*  Baseline (ON ERT)  Baseline (ON ERT)  104 weeks (OFF ERT)  24 weeks (OFF ERT)  Baseline (ON ERT)  52 weeks (OFF ERT)  11%  reduction

 Clinically meaningful reduction in spleen below ERT baseline  40  Decreased spleen volume sustained out to 52 weeks for first patient  Data as of Nov. 22, 2022; Patient 1 had spleen removed as child; Patient 4 data not yet available; ERT=enzyme replacement therapy; ≥10% reduction in spleen volume is considered clinically meaningful per Taliglucerase alfa PI (product insert); Taliglucerase alfa approval - FDA Clinical and Statistical Review Imiglucerase (Cerezyme®) as SOC - PB-06-002 - switch study to Taliglucerase alfa  Guard1: PATIENT 2-3  23%  reduction  Patient 2  Patient 3  19%  reduction  Baseline (ON ERT)  Baseline (ON ERT)  52 weeks (OFF ERT)  26 weeks (OFF ERT)

 Hemoglobin levels, platelets counts remain in normal range  41  Data as of Nov. 22, 2022. Platelet count data beyond 60 weeks in process and not available as of cut-off date  Guard1: PATIENT 1-4  Normal range  Normal range  Patient 1  Patient 2  Patient 3  Patient 4  Day 0  Day 0

 No adverse events related to AVR-RD-02 drug product  42  0 SAEs or AEs related to AVR-RD-02 drug product  Guard1: PATIENTS 1-4  All AEs and SAEs related* to:  Myeloablative conditioning  Drugs mandated by protocol or study procedures  Underlying disease  Pre-existing conditions  * AEs/SAEs as determined by investigator. Of the non-AVR-RD-02 drug product AEs/SAEs observed, 71 are AEs and 2 are SAEs, including anemia, leukopenia, neutropenia, thrombocytopenia, eye pain, decreased appetite, dehydration, headache, hypophosphatemia, amenorrhea (unresolved and ongoing as of safety database cut date). AVR-RD-02 has not been approved by FDA or by any other regulatory body and its safety and efficacy has not been established; SAE=serious adverse event; AE=adverse event  DATA AS OF SEPT. 27, 2022

 Today’s agenda  43  What if one gene could change your life?: The GBA gene and Gaucher disease  Welcome and opening remarks – Geoff MacKay, AVROBIO  Arianna and Veronica’s story: Living with Gaucher disease type 3  The role of GBA in Gaucher Disease – Timothy Cox, M.D., MAE, FRCP, FMedSci, University of Cambridge, UK  Fulfilling the one-gene promise: AVROBIO’s Gaucher disease program  Gaucher disease type 1 data – Essra Ridha, M.D., MRCP, FFPM, AVROBIO  Gaucher disease type 3 data – Rob Wynn, M.D. (Camb), MB BChir, MRCP, FRCPath, Royal Manchester Children’s Hospital, and Simon Jones, M.D., BSc, MRCPCH, Manchester Centre for Genomic Medicine at Saint Mary’s Hospital, UK  Paving a clinical path: AVROBIO’s strategy for advancing AVR-RD-02  Development and design of clinical trials for Gaucher disease – Essra Ridha, M.D., MRCP, FFPM, AVROBIO  Delivering for patients: CMC and analytics to execute on the one-gene promise  Deploying the plato® advantage – Azadeh Golipour, Ph.D., AVROBIO  Recent advances in vector safety – Azadeh Golipour, Ph.D., AVROBIO  Closing remarks and Q&A

First pediatric patient with GD3 dosed

Named Patient

AVR-RD-02

Manchester University NHS Foundation Trust, UK

Patient

- 12-year-old male with GD3
- Diagnosed at 10 months –lymphadenopathy; hepatosplenomegaly
- Commenced ERT at 17 months
- Seizures developed age 10 years
- Biomarkers and clinical signs of Gaucher disease have never normalized despite maximal multimodal therapies

Primary disease complications

Primary disease complications:

Mesenteric lymphadenopathy

- Protein-losing enteropathy
- Commenced compassionate use SRT at 4.5 years

Neurology

- Saccadic eye movement defect
- Intellectual impairment (FSIQ 66 – Low)
- Seizures (2 x antiepileptic medications)
- Modified Severity Scoring Tool*: 1.5-12.5 (2016-2021)

AVROBIO

ERT=Enzyme replacement therapy; SRT=Substrate reduction therapy; AEs=Adverse events; FSIQ=Full-scale intelligence quotient; Bu90=Cumulative busulfan AUC of 90mg.hr/L; GT=Gene therapy; GD3=Gaucher disease type 3

44

 45  "Having a child with Gaucher type 3 disease can, at times, feel hopeless and helpless. Our son was on ERT and developed seizures and protein-  losing enteropathy (PLE) which required additional steroids and medications. I was always worried about the long-term use of the steroids specifically as he is still growing. The process to receive his medications was overwhelming and time consuming.  He was declining cognitively, and he developed seizures that kept getting worse despite anti-epileptic medications. Our son's cognitive decline and seizures were very scary and devastating to all of us, and I was looking for new treatment options online when I found gene therapy. We finally had a glimpse of hope.”  Parent of Named Patient

 HSC gene therapy well tolerated to date  Age at treatment: 11 years  Underwent mobilization and apheresis of HSCs which were then transduced ex-vivo with LV-containing GBA gene to produce AVR-RD-02 drug product  Received conditioning with busulfan (Bu90-TCI) which was uncomplicated  Engraftment achieved at Day 9 (neutrophils > 1× 109/L and platelets > 50 × 109/L)  Required no blood products  No AEs related to drug product  Minimal AEs of low grade/severity  Single episode of febrile neutropenia which was culture negative and resolved within 48 hours without sequalae  46  Data as of June 2022; HSC=Hematopoietic stem cell; AEs=Adverse events, Bu90=Cumulative busulfan AUC of 90mg.hr/L; GT=Gene therapy; GD3=Gaucher disease type 3  Named Patient  AVR-RD-02  GD3: Named Patient

 VCN trending as expected, indicates sustained engraftment  47  Data as of June 2022; AVROBIO Translational Research Group analysis; *Average of two VCN/transduced cell measures across 2 DPs; VCN=vector copy number; dg=Diploid genomes; d=Day  1.5  1.4  1.3  1.2  1.1  1.0  0.9  0.8  0.7  0.6  0.5  0.4  0.3  0.2  0.1  0  VCN  Timepoint  Total WBC  Perip  leuko  1.5  1.4  1.3  1.2  1.1  1.0  0.9  0.8  0.7  0.6  0.5  0.4  0.3  0.2  0.1  0  VCN  Timepoint  Total WBC Neutrophils Monocytes BasoEosi T cells  B cells NK NKT  Peripheral blood leukocytes  GD3: Named Patient  Drug product characteristics  Total CD34+ cell dose  14.3x106 cells/kg  VCN/dg*  1.9

 Normal range  Normalization of chitotriosidase activity and sustained increase in PBL GCase  48  GD3: Named Patient  Normal range  Plasma chitotriosidase activity  P  BL GCase activity  Day 0  Day 0  Data as of June 2022; lasma chitotriosidase activity (nmol/mL/hr) normal range: 4 nmol/mL/hr to 120 nmol/mL/hr.; PBL Gcase (nmol/mg/hr) normal range for non-Gaucher healthy individual: 1.0 nmol/mh/hr to 5.0 nmol/mg/hr.; The patient received treatment with AVR-RD-02 on Day 1; ERT = enzyme replacement therapy; GCase = β-glucocerebrosidase; mo=Month; PBL = Peripheral blood leukocytes.

 Increase in albumin levels post treatment reflects improvement in lymphadenopathy and enteropathy  In the 6 years prior to gene therapy this patient never achieved an albumin greater than 18g/L, despite maximal and multimodal medical therapy  Previously refractory to maximal quadruple medical therapy  Data as of June 2022; Albumin reference range: 30-45g/L  49  GD3: Named Patient  Timepoint (post infusion)  Albumin (g/L)  Baseline  15  Month 1  18  Month 2  18  Month 2  16  Month 3  19  Month 8  20

Biomarkers normalized 15 months post gene therapy

GD3: Named Patient

DATA AS OF JUNE, 2022

Patient remains OFF ERT, SRT, enteral steroids, dietary restrictions and intermittent albumin infusions

- Normalized peripheral GCase enzyme activity and plasma chitotriosidase (ERT and SRT free)
- Lymphadenopathy – reduction on MRI, with highest albumin levels achieved in parallel with stopping enteropathy-oriented therapy
- MRI brain – no new lesions post-gene therapy when previously they were developing rapidly
- No clinically detectable change in neurological status (mSST)
- No new neurological manifestations post gene therapy
- No adverse events related to AVR-RD-02 drug product
  - Reported AEs and SAEs consistent with myeloablative conditioning, drugs mandated by protocol or study procedures, underlying disease or pre-existing conditions

GD3=Gaucher disease type 3; GCase=β-Glucocerebrosidase, ERT=Enzyme replacement therapy; SRT=Substrate reduction therapy; MRI=Magnetic resonance imaging; mSST=Modified severity scoring tool

AVROBIO

50

 51  “Following gene therapy, we have seen real changes in our life and our son's life. The first few weeks were a bit rough in terms of mucosal inflammation, hair loss and skin changes, but overall, he appeared to respond to the treatment very well. He is off ERT, steroids and SRT completely, with no return of PLE symptoms, such as edema and GI distress.  He still has seizures but no further change in cognitive abilities. My son now is sleeping throughout the night, while he used to wake up often.  Our family gained freedom as we are no longer tied to a challenging medication schedule and many hospital visits.”  Parent of Named Patient  AVR-RD-02 remains investigational and is not approved by FDA or any other regulatory authority for the treatment of Gaucher disease

 Today’s agenda  52  What if one gene could change your life?: The GBA gene and Gaucher disease  Welcome and opening remarks – Geoff MacKay, AVROBIO  Arianna and Veronica’s story: Living with Gaucher disease type 3  The role of GBA in Gaucher Disease – Timothy Cox, M.D., MAE, FRCP, FMedSci, University of Cambridge, UK  Fulfilling the one-gene promise: AVROBIO’s Gaucher disease program  Gaucher disease type 1 data – Essra Ridha, M.D., MRCP, FFPM, AVROBIO  Gaucher disease type 3 data – Rob Wynn, M.D. (Camb), MB BChir, MRCP, FRCPath, Royal Manchester Children’s Hospital, and Simon Jones, M.D., BSc, MRCPCH, Manchester Centre for Genomic Medicine at Saint Mary’s Hospital, UK  Paving a clinical path: AVROBIO’s strategy for advancing AVR-RD-02  Development and design of clinical trials for Gaucher disease – Essra Ridha, M.D., MRCP, FFPM, AVROBIO  Delivering for patients: CMC and analytics to execute on the one-gene promise  Deploying the plato® advantage – Azadeh Golipour, Ph.D., AVROBIO  Recent advances in vector safety – Azadeh Golipour, Ph.D., AVROBIO  Closing remarks and Q&A

 CO NF I DE NT I AL   Arianna living with Gaucher disease type 3  Development and design of clinical trials for Gaucher disease  Key takeaways  Pursue one global Phase 2/3 trial for GD3 following positive feedback from FDA and MHRA  Clinical development approach intends to  use combined data set for GD1 and GD3 based on common underlying pathology of disease

Planned GD3 Phase 2/3 registrational clinical trial design

- First RCT in HSC gene therapy
- Open-label, parallel-arm, randomized controlled, pediatric Phase 2/3 study evaluating efficacy and safety of AVR-RD-02

GD3 study design



Interim Analysis¥
Week 52 End-of-Study(EOS)
ERT discontinuation*
Treatment Arm
Pre-infusion period
AVR-RD-02 Gene therapy Infusion
Post-Treatment Follow-up Period (52 weeks)
n=~20
Screening
1:1 Randomization
Post-randomization Baseline
Observation Period (52 weeks)
n=~20
ERT Arm
Week 52 End-of-Study(EOS)^

* ERT discontinuation – 2 weeks prior to AVR-RD-02 treatment
¥ An interim analysis (IA) may be conducted when at least 50% of the initially planned study participants have completed Week 52
^ Subjects who complete the study will have an opportunity to transition to AVR-RD-02 treatment

Primary efficacy endpoint – Multi-domain endpoint

- Primary endpoint includes:
  1. Scale for the assessment and rating of ataxia (SARA)
  2. Diffusing capacity of the lung for carbon monoxide (DLCO)
  3. Liver volume
  4. Spleen volume
- Key secondary endpoint: Lyso-Gb1 level in CSF
- Change from Baseline to Week 52 (length TBC) in multi-domain endpoint
- Primary inference based on treatment comparison at Week 52

AVROBIO

Regulatory alignment based on guidance received during MHRA advice meeting and FDA type C meeting; CTA and IND amendments to follow in 2023; Multi-component endpoint: Weighting on liver and spleen endpoints and 52 weeks trial length subject to regulatory alignment; GT=Gene therapy; LTFU=Long term follow-up; pts=Patients; CSF=Cerebrospinal fluid

54

 GD3 Phase 2/3 clinical trial recruitment strategy  55  Strong interest anticipated given high unmet need and data generated to date  Plan 8-12 trial sites in U.S., EU and U.K.   Includes GD treatment centers, satellite centers  and referral centers  Education to increase awareness among global patient advocacy groups and other stakeholders  Digital advertising to increase awareness

 Input from FDA Type C and MHRA Scientific Advice meetings in fall 2022  GD3 clinical development strategy is substantially de-risked  56  NICE= National Institute for Health and Care Excellence (UK)  Strong GD preclinical and clinical data package  Initial NICE feedback  AVR-RD-02 regulatory designations: RPDD; Fast Track; ODD (US and EU); ILAP (UK)

Gaucher disease clinical development approach intends to use combined data set for GD1 and GD3

Intend to broaden applicability for all Gaucher disease based on common underlying pathophysiology

GD3 Phase 2/3	+	GD1 Phase 1/2	=	Combined data set
RCT to be initiated in 2023 **n= ~20:20** **Submit BLA upon study completion**		**Within: ongoing patient control trial** • ERT-switch • ERT-naïve • Splenectomized and non-splenectomized patients **n= ~12 to 16** (6 enrolled)		**n = ~52-56 patients** • Efficacy data • Durability data • Safety data

AVROBIO

RCT=Randomized controlled clinical trial; BLA=Biologics license application; ERT=Enzyme replacement therapy

57

 Gaucher disease - AVR-RD-02  Anticipated next steps  58  Initiate global GD3 registrational trial in 2H 2023  Complete GD1 Phase 1/2 patient enrollment in YE 2023  GD3=Gaucher disease type 3; GD1=Gaucher disease type 1

 Today’s agenda  59  What if one gene could change your life?: The GBA gene and Gaucher disease  Welcome and opening remarks – Geoff MacKay, AVROBIO  Arianna and Veronica’s story: Living with Gaucher disease type 3  The role of GBA in Gaucher Disease – Timothy Cox, M.D., MAE, FRCP, FMedSci, University of Cambridge, UK  Fulfilling the one-gene promise: AVROBIO’s Gaucher disease program  Gaucher disease type 1 data – Essra Ridha, M.D., MRCP, FFPM, AVROBIO  Gaucher disease type 3 data – Rob Wynn, M.D. (Camb), MB BChir, MRCP, FRCPath, Royal Manchester Children’s Hospital, and Simon Jones, M.D., BSc, MRCPCH, Manchester Centre for Genomic Medicine at Saint Mary’s Hospital, UK  Paving a clinical path: AVROBIO’s strategy for advancing AVR-RD-02  Development and design of clinical trials for Gaucher disease – Essra Ridha, M.D., MRCP, FFPM, AVROBIO  Delivering for patients: CMC and analytics to execute on the one-gene promise  Deploying the plato® advantage – Azadeh Golipour, Ph.D., AVROBIO  Recent advances in vector safety – Azadeh Golipour, Ph.D., AVROBIO  Closing remarks and Q&A luca  plato®  ––  AVROBIO’s platform for global gene therapy commercialization and pipeline expansion  Redefines safety best practices  Reinvents manufacturing best practices  Photo depicts multiple Miltenyi Biotec Prodigy® units in a cleanroom; Photo courtesy of Miltenyi Biotec

 CO NF I DE NT I AL   Deploying the plato® advantage  Arianna living with Gaucher disease type 3  Key takeaways  Late-stage ready with no major CMC changes anticipated  Scalable to support commercialization globally  Designed to reduce COGs

 Path through BLA is well understood  Clarity on regulators’ expectations regarding  Potency assay  Product release and characterization (LV and DP)  Comparability  Traceability  Stability  AVROBIO has obtained feedback from multiple regulatory agencies and is working to incorporate it  US  Canada  Japan  Israel  Brazil  UK  62  BLA=Biologics license application; LV=Lentiviral; DP=Drug product; FDA=Food and Drug Administration; CMC=Chemistry, manufacturing and controls  Oct 20, 2022  Positive FDA Type C meeting on proposed GD3 Phase 2/3 Trial  No major CMC changes anticipated for Phase 2/3 trial

 Unrivaled manufacturing platform for HSC gene therapy  63  MOBILIZATION & APHERESIS  PATIENT CONSENT & SCREENING  PATIENT MONITORING  CONDITIONING & GENE THERAPY ADMINISTRATION  TRANSDUCTION  CLOSED, AUTOMATED SYSTEM  HARVESTING & CRYOPRESERVATION  2  CELL SEPARATION & CULTURE  DRUG PRODUCT RELEASE  1  3  4  5  6

 Drug product manufacturing is automated  64  Enables consistency, product quality and transferability  Automation designed to work across the pipeline  Improves process consistency and product quality  Enhanced transduction efficiency  Reduces human error, inter-operator variability and training burden  Enables easy technology transfer and scale out  Drives COGs down  Closed system from apheresis to final drug product  Reduces contamination risk  Reduces clean room requirements (significant cost savings and increasing space options)  Different disease products for different patients made in same room  Miltenyi Prodigy with AVROBIO process algorithm  COGs=Cost of goods

 Demonstrated manufacturing capability and consistency indicative of high-quality drug product  65  VCN=Vector copy number; DP=Drug product  VCN  Purity  Percent Transduction  Gaucher Drug Product Data

 Gaucher drug product GCase enzyme activity comparable to healthy donor cells  66  Gaucher Drug Product Data  A  GCase enzyme activity  B C  D

 Commercial scale lentiviral vector manufacturing  67  Robust vector production platform for the pipeline  Commercial scale  200L serum free, suspension culture  50 patient doses per batch  Optimized process, including fill/finish  Minimal lot to lot variability  Validated analytics  Strong quality profile  Low impurities  No “empty” capsids with lentiviral vectors  Consistent, high titer  Biostat STR Bioreactor  STR=Stirred tank bioreactor

 Reliably high titers outperforming industry standards  Titer consistently above industry standard  Higher titers mean fewer batches required to fulfill demand  Manufacturing process applied across entire pipeline  68  LV=Lentiviral; GBA=Beta-Glucosylceramidase; CTNS=Cystinosin, Lysosomal Cystine Transporter  Transducing titer  Drug Product Data

 Manufacturing platform is scalable  69  Common components and automation leveraged across manufacturing  DRUG PRODUCT SCALE OUT  Closed system automated platform  Scale out of manufacturing suites and automation units to meet commercial demand  OPTIMIZED VECTOR  Designed for safety, efficacy and manufacturability  Optimized plasmid concentration, transfection reagent concentration as well as packaging cell concentration for high titer vector production  VECTOR SCALE UP  State of the art, largest commercial scale vector production  Designed to achieve commercial demand through scale up. Vector can be manufactured at 200L scale, frozen, and stored for use in drug product production

Innovation drives scale

Transferability between production facilities established

Innovations:

Vector manufacturing

- 200L scale
- High titer
- 50 patients per single run

Drug product manufacturing

- Automated
- Closed
- Short process

This diagram is for illustrative purposes only



VECTOR
2,400
PATIENTS ANNUALLY
>50 patients per run
12 runs per year per suite
(200L scale bioreactor runs (10^9 titer))
4 production suites
DRUG PRODUCT
2,400
PATIENTS ANNUALLY
100 patients per unit per year
8 automated units per suite
3+ global production suites

AVROBIO

70

 Actual clinical COGS  ~$265k  Suite/labor  Consumables/reagents Analytics  COGS breakdown  Vector  Shipping  Attractive COGS profile  71  Estimated gross margin exceeds 90%  plato® designed to reduce COGs  Economies of scale with plasmids and large- scale vector manufacturing can reduce material costs  Low vector quantity required per patient due to high titer  Automated, short manufacturing process reduces labor costs  Closed system manufacturing reduces facility and overhead costs  Next-generation, automated analytics can reduce QC labor and testing costs  COG=Cost of goods, QC=Quality control  Estimated commercial COGS  ~$150k  Clinical COGS  Estimated commercial COGS

 Strategic investment in technology laid foundation for our manufacturing platform  72  Manufacturing  Robust production platform  Unrivalled LV manufacturing  Scalable from plasmid to drug product  Global footprint  Cleared for the clinic from multiple agencies  Cost effective  Intended to address key COGs issues  Analytics  Robust platform analytics  Best-in-class VCN assay  First-in-class transduction assay  Deep product characterization  First-in-class single cell analytics  Potency assay matrix  Intended to accelerate regulatory approvals  VCN=Vector copy number; LV-Lentiviral; COGs=Cost of goods

 CO NF I DE NT I AL   Arianna living with Gaucher disease type 3  No reported cases of insertional oncogenesis in AVROBIO clinical trials  No evidence of persistent dominant clonal expansion in any AVROBIO clinical trials  AVROBIO used state-of-the-art vectors and assessed vector safety before entering clinic  Recent Advances in Vector Safety  Key takeaways

 No reported cases of insertional oncogenesis across lentiviral HSC gene therapy programs outside of CALD  3  insertional oncogenic events  0  insertional oncogenic events  1 vector construct  + indication  67 patients  LVV-MND-ABCD1 for CALD …  All other gene therapies using lentiviral vectors …  16 vector constructs + indications  55 clinical trials  314 patients  72nd Cellular, Tissue and Gene Therapies Advisory Committee June 9-10, 2022; Tucci et al., 2022 (updated manually for the last two years with publicly available patient numbers from bluebird, Orchard Therapeutics, Rocket Pharma, and AVROBIO) CALD=Cerebral adrenoleukodystrophy; LVV=Lentiviral vector  74

AVROBIO state-of-the-art vector

Designed with the highest safety standards and tested extensively

Vector design elements

- Replication incompetent
- SIN modified to abolish viral LTR promoter/enhancer activity
- EF1α/EFS nonviral promoter with greatly reduced enhancer activity
  - Used in at least 6 indications with 75 patients, out up to 10 years
- Kozak sequence to direct correct start of translation
- Codon optimization to optimize expression and remove cryptic splice sites
- WPRE
  - Increase transgene expression and reduce readthrough to neighboring genes
  - Modified to reduce potential toxicity of regulatory element caused by WHV X protein

AVROBIO's plato® vector


ΔU3
R
U5
5' LTR
RRE
EFS
Codon-optimized Transgene
WPRE
ΔU3
R
U5
3' LTR

Tucci *et al.*, 2022; SIN=Self inactivated; LTR=Long terminal repeat; EFS=Factor 1alpha binding sequence; WPRE=Woodchuck Hepatitis Virus (WHP) posttranscriptional regulatory element

AVROBIO

75

Favorable Gaucher vector safety profile via IVIM

Evaluated with IVIM before clinical use

Gaucher vector IVIM results

- No effects on cell proliferation
- No statistical difference compared to the non-transduced (Mock negative control)
- Significantly lower frequency of cellular transformation compared to gamma retroviral vector (RSF91 positive control)

Assessment of Gaucher vector



Assays Q1
11:116
149:47
14:20
1:7
6:3
1:10
Comp. MA-Mock
-
***
***
NS
***
NS
Comp. MA-RSF91
***
-
***
***
NS
***
0.1
0.01
0.001
0.0001
Frequency of transformed cell phenotype (log scale)
Negative Assays
Q1
LOD
Negative Assays
MA-Mock
MA-RSF91
MA-lv-SF
Mock
RSF91
AVR-RD-02
Negative Control
Positive Control
Gaucher vector

AVROBIO

Data courtesy of Dr. Michael Rothe and Prof. Axel Schambach, Medizinische Hochschule Hannover (MHH); IVIM=*In vitro* immortalization; RSF 91=non-SIN gamma-retroviral vector

76

Favorable Gaucher vector safety profile via SAGA  77  Evaluated with SAGA before clinical use  Significantly lower risk to dysregulate a gene expression signature linked to vector-induced transformation compared to gamma retroviral vector (RSF91 positive control)  Data courtesy of Dr. Michael Rothe and Prof. Axel Schambach, Medizinische Hochschule Hannover (MHH); SAGA=Surrogate assay for genotoxicity assessment  Assessment of Gaucher vector  Gaucher vector SAGA results  principal component (PC) analysis

 Commitment to vector safety across platform  78  No reported cases of insertional oncogenesis in AVROBIO clinical trials  No evidence of persistent dominant clonal expansion in AVROBIO clinical trials  Developed and used state-of-the-art vector designed with safety features  Rigorously test using state-of-the-art vector safety assays to assess risk of insertional oncogenesis before entering clinic

 Today’s agenda  79  What if one gene could change your life?: The GBA gene and Gaucher disease  Welcome and opening remarks – Geoff MacKay, AVROBIO  Arianna and Veronica’s story: Living with Gaucher disease type 3  The role of GBA in Gaucher Disease – Timothy Cox, M.D., MAE, FRCP, FMedSci, University of Cambridge, UK  Fulfilling the one-gene promise: AVROBIO’s Gaucher disease program  Gaucher disease type 1 data – Essra Ridha, M.D., MRCP, FFPM, AVROBIO  Gaucher disease type 3 data – Rob Wynn, M.D. (Camb), MB BChir, MRCP, FRCPath, Royal Manchester Children’s Hospital, and Simon Jones, M.D., BSc, MRCPCH, Manchester Centre for Genomic Medicine at Saint Mary’s Hospital, UK  Paving a clinical path: AVROBIO’s strategy for advancing AVR-RD-02  Development and design of clinical trials for Gaucher disease – Essra Ridha, M.D., MRCP, FFPM, AVROBIO  Delivering for patients: CMC and analytics to execute on the one-gene promise  Deploying the plato® advantage – Azadeh Golipour, Ph.D., AVROBIO  Recent advances in vector safety – Azadeh Golipour, Ph.D., AVROBIO  Closing remarks and Q&A

 CO NF I DE NT I AL   Closing remarks  Arianna living with Gaucher disease type 3

 Building a leading Gaucher disease program  81  First mover advantage  Program targeting multi-billion dollar market opportunity  AVROBIO transitioning into a late-stage company in 2023  Key takeaways from today:  GD1 – expanding positive data set  GD3 – initial data with early signs of clinical activity  GD3 – pursue one global pediatric Phase 2/3 trial  Plan to utilize combined data set for GD1 and GD3 for Gaucher program development approach  Manufacturing late-stage trial ready, no CMC changes anticipated  Attractive commercial opportunity with large, pre-identified patient population

 Late-stage  clinical development  Early-stage  clinical development  Preclinical  AVROBIO entering late-stage development  82  Planned regulatory milestones subject to regulatory agency clearance; *Collaborator-sponsored Phase 1/2 clinical trial of AVR-RD-04 is funded in part by grants to UCSD from the California Institute for Regenerative Medicine (CIRM), Cystinosis Research Foundation (CRF), and National Institutes of Health (NIH); ILAP=Innovative Licensing and Access Pathway; ODD=Orphan drug designation; RPDD=Rare pediatric drug designation  Indication  Cystinosis  AVR-RD-04*  Hunter  AVR-RD-05  Pompe  AVR-RD-03  Gaucher  AVR-RD-02  Regulatory designations  RPDD; Fast Track; ODD (US, EU); ILAP (UK)  RPDD; Fast Track; ODD (US, EU)  RPDD; ODD (US)  Planned to initiate in 2023  Planned to initiate in 2023  Planned to initiate in 2023

 High unmet need  First to initiate clinical trials  Strong premium price rationale  Substantial patient numbers  Relative to SOC  Gene therapy timing  5-year SoC cost per US patient1  Global2  Initial markets US, EU, JA2  Gaucher  Very high for GD3  High for GD1 segments  1st  $2.3M  23,000  16,300  Cystinosis  Very high  1st  $4.3M  3,500  1,600  Hunter  Very high  1st HSC GT  $2.4M  2,000  1,400  Pompe  Very high  Potential to be  1st HSC GT  $3.2M  15,000  9,600  43,500  28,900  Multiple billion-dollar markets  83  1) WAC pricing from Redbook using standard dosing assumptions; Horizon’s Procysbi oral therapy (delayed release cysteamine bitartrate) mid point between avg. adult and pediatric; 2) Market Research 2018 and 2019, excludes China and India; GD1=Gaucher disease type 1; GD3=Gaucher disease type 3; HSC GT=Hematopoietic stem cell gene therapy; SOC=Standard of care

 Key anticipated 2023 milestones  84  FDA=Food and Drug Administration; 2H=Second Half; MHRA=Medicines and Healthcare products Regulatory Agency  Gaucher  AVR-RD-02  Cystinosis  AVR-RD-04  Hunter  AVR-RD-05  Initiate Phase 2/3 clinical trial for GD3 in 2H 2023 Complete enrollment in Guard1 by year end 2023  Dose first patient in collaborator-sponsored Phase 1/2 trial early 2023 Share initial patient data in 2H 2023  Engage with MHRA on clinical trial design in 1Q 2023 Initiate late-stage clinical trial activities in 2H 2023

 FDA: Food and Drug Administration; 2H: Se  cond Half  THANK YOU